UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2022

Flagstar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive,	Troy,	Michigan	48098
(Address of principal executive offices)			(Zip code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	FBC	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition

On April 27, 2022, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its preliminary results of operations and financial condition for the three months ended March 31, 2022. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the quarter ended March 31, 2022 as part of its Quarterly Report on Form 10-Q.

This Form 8-K includes a copy of the Company’s presentation containing supplemental information related to the earnings press release for the quarter ended March 31, 2022, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall be considered furnished, not filed, for purposes of the Exchange Act. The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated April 27, 2022

99.2	Presentation by Flagstar Bancorp, Inc. dated April 27, 2022 regarding its financial results for the quarter end March 31, 2022

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated:	April 27, 2022	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated April 27, 2022

99.2	Presentation by Flagstar Bancorp, Inc. dated April 27, 2022 regarding its financial results for the quarter ended March 31, 2022